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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  June 21, 2001

                             ____________________

                                  DYNEGY INC.
            (Exact name of registrant as specified in its charter)


          ILLINOIS                    1-15659                 74-2928353
(State or other jurisdiction      (Commission File         (I.R.S. Employer
     of incorporation)                Number)             Identification No.)

                           1000 LOUISIANA, SUITE 5800
                              HOUSTON, TEXAS 77002
             (Address of principal executive offices and zip code)

                                 (713) 507-6400
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On June 21, 2001, Dynegy Inc., an Illinois corporation ("Dynegy" or the "Company"), issued a press release announcing a stock repurchase program of up to 6 million shares or $250 million of its outstanding Class A common stock. The Company will repurchase the shares in the open market and private transactions. Repurchased shares will be held as treasury stock and will be available for general corporate purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          Not applicable.

     (b)  Pro Forma Financial Information.
          Not applicable.

     (c)  Exhibits

     Exhibit               Description
     -------               -----------
     99.1        Press Release dated June 21, 2001.


ITEM 9.  REGULATION FD DISCLOSURE.

     In its press release on June 21, 2001, Dynegy also reaffirmed its belief in the Company's ability to meet or exceed its 2001 earnings per share estimate of $1.93 to $1.98 and confirmed it expected to achieve a 2002 growth rate of at least 20 to 25 percent. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The Company also stated that it believed that the Federal Energy Regulatory Commission's order to extend its spot market price mitigation plan to the 11-state western region is not expected to adversely impact the Company's earnings or strategy. Dynegy has committed virtually all of its capacity to the state through a long-term power contract between Dynegy and NRG Energy's affiliates, El Segundo Power LLC, Long Beach Generation LLC and Cabrillo I LLC, and the California Department of Water Resources.

UNCERTAINTY REGARDING FORWARD-LOOKING STATEMENTS

     Certain statements included in this Current Report on Form 8-K are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. These statements include assumptions, expectations, predictions, intentions or beliefs about future events. Dynegy cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. Some of the key factors that could cause actual results to vary from those Dynegy expects include changes in commodity prices for energy or communications products or services; the timing and extent of deregulation of energy markets in the U.S. and Europe; general capital market conditions; the effectiveness of the Company's risk management policies and procedures; the liquidity and competitiveness of wholesale trading markets for energy commodities, including the impact of electronic or online trading in these markets; operational factors affecting the Company's power generation or the Company's midstream natural gas facilities; uncertainties regarding the development of, and competition within, the market for broadband services in the U.S. and Europe; and uncertainties regarding environmental regulations or litigation and other legal or regulatory developments affecting the Company's business. More information about the risks and uncertainties relating to these forward-looking statements are found in the Company's SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              DYNEGY INC.

Date:  June 26, 2001          By: /s/ Lisa Q. Metts
                                  ---------------------------------
                              Name: Lisa Q. Metts
                              Title:  Vice President and
                                      Assistant General Counsel